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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   29549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):      August 9, 1996
                                                            --------------

                          HARRELL INTERNATIONAL, INC.
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            (Exact name of Registrant as specified in its charter.)


Delaware                        0-2661                   13-1946181
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(State or other                 (Commission              (IRS Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)


              17218 Preston Road. Suite 3200. Dallas, Texas 75252
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            (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (972) 250-6370
                                                           --------------




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        (Former name or former address, if changed since last report)

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Effective August 9, 1996, Nasir Ashemimry resigned from his position as Chairman Chief Executive Officer and director of Registrant citing personal reasons as the basis for such resignation. Mr. Ashemimry had served as a director of Registrant since 1992.

         The resignation did not result from any disagreement with Registrant on any matter relating to its operations, policies or practices.

         Filed herewith as EXHIBIT 99.1, is a copy of the letter delivered to Registrant by Mr. Ashemimry, which confirms the above-stated reason for his resignation.

ITEM 7.  EXHIBIT

         99.1           Resignation of Registrant's Directors
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                                   SIGNATURES


        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     HARRELL INTERNATIONAL, INC.



                                                     By: /s/ PAUL BARHAM
                                                        ------------------------
                                                        Paul Barham CFO
                                                        and Secretary
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                                 EXHIBIT INDEX


Exhibit No.                     Description
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    99.1                Resignation of Registrant's Directors